Exhibit 99.3

(Furnished herewith)

Second Quarter 2008 Earnings Conference Call 14 May 2008 23 Exhibit 99.3 (Furnished herewith)

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with GAAP (accounting principles generally accepted in the United States of America). Words such as “forecast,” “projection,” “outlook,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 24

Global Growth Commitments Second Quarter $90 million investment in Waterloo, Iowa facility – Expands large-tractor capacity by ~ 25% $80 million investment in Kaluga, Russia operations center – Replacement parts distribution – Training for customers and dealer personnel – Product demonstration – Whole goods distribution Construction equipment joint venture in China – Partner: Xuzhou Xuwa Excavator Machinery Co., Ltd. (XCG) 25

Second Quarter Overview +22% $624 $763 Net Income +28% $1.36 $1.74 Diluted EPS +19% $6,266 $7,469 Net Sales +18% $6,882 $8,097 Net Sales and Revenues Change Q2 2007 Q2 2008 (in millions of dollars except per share amounts) 26

Second Quarter Overview Net Sales Equipment operations net sales: up ~ 19% in the second quarter vs. Q2 2007 – Currency translation: ~ 6 points – LESCO: ~ 3 points – Price realization: ~ 2 points 27

*Percentage change from same period in previous year, excluding purchased product. Production Tonnage* +21 +26 +25 U.S. and Canada AG +19 +26 +32 Outside U.S. and Canada +13 +12 +11 Total U.S. and Canada +1 (6) (1) Worldwide C&CE Flat (4) (8) Worldwide C&F +23 +28 +30 Worldwide AG +15 +17 +14 +19 +17 Total Worldwide FY 2008 Previous Forecast FY 2008 Forecast Q3 2008 Forecast Q2 2008 Previous Forecast Q2 2008 Actual % Change Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) 28

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) 2008 Company Outlook Third Quarter 2008 Forecast – Net sales up ~ 20% vs. 3Q 2007 • Currency translation: ~ 4 points – Net income of $550 - $575 million Fiscal Year 2008 Forecast – Net sales up ~ 20% from FY 2007 • Currency translation: ~ 5 points • Price realization: ~ 2 points • LESCO: ~ 1 point • Previous net sales forecast up ~ 17% – Net income of ~ $2.2 billion • No change from previous forecast 29

Worldwide Agricultural Equipment Second Quarter Overview +61% $487 $782 Operating Profit* +30% Production Tonnage +34% $3,498 $4,700 Net Sales Change Q2 2007 Q2 2008 (in millions of dollars) *Operating profit impacted by: – Higher sales and production volumes – Improved price realization – Higher SA&G – Higher raw material costs Incremental margin: ~ 25% 30

Chicago Board of Trade Futures Prices $12.75 $13.04 Soybeans(2) $8.70 $8.39 Wheat(1) $6.02 $6.50 Corn(1) 2009 2008 (per bushel) Source: Chicago Board of Trade – 9 May 2008 (1) December contracts; (2) November contracts 31

$.62 $12.40 $5.45 $4.15 Previous 2008/09 $.60 $10.00 $5.80 $5.00 2008/09 Forecast $.55 $10.65 $7.30 $4.10 Previous 2007/08 $.55 $10.25 $7.70 $4.35 2007/08 Forecast $.47 $6.43 $4.26 $3.04 2006/07 Cotton (per pound) Soybeans (per bushel) Wheat (per bushel) Corn (per bushel) Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) U.S. Commodity Price Estimates 32

U.S. Farm Cash Receipts 328.9 10.3 135.7 182.9 2009 Forecast 313.6 12.7 136.3 164.6 Previous 2008 310.1 10.6 132.1 167.4 Previous 2009 329.6 13.3 136.9 179.4 2008 Forecast 297.5 12.1 141.4 144.0 2007 Estimate 255.1 Total Cash Receipts 15.8 Government Payments 119.3 Livestock 120.0 Crops 2006 (in billions of dollars) Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) 33

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Agricultural Equipment Retail Sales Industry Outlook U.S. and Canada: Up ~ 20% – Previous forecast up 15% - 20% South America: Up ~ 30% – Brazil – uncertainties over the status of governmentbacked financing programs – Argentina – uncertainties over the impact of export taxes – Previous forecast up 15% or more 34

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Farm Net Income Brazil and Argentina 8.1 12.0 Previous 5.5 5.1 4.9 13.9 9.0 (0.5) Current 1.3 0.5 0.7 Sunflower 0.8 0.8 0.7 Wheat 0.2 (0.1) (0.5) Rice 0.9 0.8 0.2 5.0 2.5 (1.1) Corn 0.6 2.3 3.3 Sugar Cane 0.4 0.4 (0.2) Cotton 2.5 3.0 3.3 7.7 3.9 (2.0) Soybeans 2008 Forecast 2007 2006 2008 Forecast 2007 2006 Argentina Brazil (in billions of U.S. dollars) 35

 2007: Income up 3.1% – Especially income in Central Europe improved – Arable and milk business improved significantly 2008: Overall positive outlook – EU suspended set-aside regulation – Arable commodity prices remain high – Increase in input costs favor technically efficient solutions Medium-term prospects – Improvements for pork sector expected – Agricultural income to increase in new member states, stable in Western Europe European (EU-27) Agricultural Update Deere & Company Forecast as of 14 May 2008 36

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Agricultural Equipment Retail Sales Industry Outlook Western Europe – Up 3% - 5% • No change from previous forecast Central Europe and the Commonwealth of Independent States countries, including Russia – Much higher than last year Australia – Recovering from drought Asia – Higher than last year 37

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Worldwide Agricultural Equipment Deere & Company Outlook • Fiscal Year 2008 Forecast – Net sales projected to be up ~ 35% • Currency translation ~ 7 points • Previous net sales forecast up ~ 28% – Currency translation ~ 4 points 38

Worldwide Commercial & Consumer Equipment Second Quarter Overview +3% $150 $154 Operating Profit* (1)% Production Tonnage +8% $1,318 $1,424 Net Sales Change Q2 2007 Q2 2008 (in millions of dollars) *Operating profit impacted by: – More favorable product mix – Improved price realization – Higher sales volumes – Higher SA&G from LESCO • Incremental margin: ~ 4% 39

Worldwide Commercial & Consumer Equipment Deere & Company Outlook Fiscal Year 2008 Forecast – Net sales projected to be up ~ 4% • U.S. factors – Housing slowdown – Weakening economy – Late spring • New products – Across many product areas • LESCO – Incremental net sales increase of ~ $275 million Previous forecast of ~ $315 million • Previous net sales forecast up ~ 8% Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) 40 •

Worldwide Construction & Forestry Second Quarter Overview (14)% $192 $166 Operating Profit* (8)% Production Tonnage (7)% $1,450 $1,345 Net Sales Change Q2 2007 Q2 2008 (in millions of dollars) *Operating Profit impacted by: – Lower shipment volumes – Improved price realization Incremental margin: ~ 25% on declining volume 41 •

Worldwide Construction & Forestry Deere & Company Outlook Fiscal Year 2008 Forecast – Net sales projected to be down ~ 3% • U.S. economic factors – Housing starts at 0.9 million – Non-residential spending flat at strong level – GDP growth of 1.2% • Deere benefitting from – Higher worldwide forestry sales – New products – Producing closer to retail demand • Previous net sales forecast approximately flat Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) 42 •

Credit Credit Loss History Low losses driven by strong obligor cash flows and strong used equipment market Provision for Credit Losses / Average Owned Portfolio 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 * * Year-to-date April 2008 annualized 43 •

Credit Increased leverage in 2Q 2008 – Supported by rating agencies • Prior supported level: 8.5 : 1 • New supported level: 10.0 : 1 • Current Deere target level: 9.6 : 1 • $318 million special dividend paid to parent in 2Q 2008 – Deere enterprise SVA increases due to higher leverage 44 •

Credit Second Quarter 2008 – Net income of ~ $84 million • Growth in credit portfolio • Increased crop insurance income • An increase in leverage • Higher SA&G • Lower income from receivable sales vs. Q2 2007 Fiscal Year 2008 Forecast – Net income of ~ $350 million • Previous forecast ~ $365 million Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) 45 •

Credit Funding and Liquidity Short-term debt rating A1/P1 (upgraded in 2007) $750 million increase in credit facility to $4.5 billion – Commercial paper back-up lines of credit Consistent access to capital markets in 2Q 2008 – Steady solid demand for commercial paper – $1.6 billion in medium-term notes • Two transactions, both oversubscribed and upsized – $650 million in asset-backed securities • U.S. retail note portfolio 46 • • •

Consolidated Trade Receivables & Inventory Change at 30 April: 2008 vs. 2007 812 Total, constant exchange* 1,230 Total, as reported* C&F* C&CE* AG (in millions of dollars) (67) 177 1,120 Q2 2008 Actual * 2008 Actual includes: – C&CE: ~ $180 million related to LESCO inventory and receivables – C&F: A reduction of ~ $55 million related to the sale of Nortrax South 47

20% 25% 30% 35% 40% 45% 50% 55% 60% '00 Q3 Q4 '01 Q1 Q2 Q3 Q4 '02 Q1 Q2 Q3 Q4 '03 Q1 Q2 Q3 Q4 '04 Q1 Q2 Q3 Q4 '05 Q1 Q2 Q3 Q4 '06 Q1 Q2 Q3 Q4 '07 Q1 Q2 Q3 Q4 '08 Q1 Q2 Inventory & Receivables to Previous 12 Months Sales Prior Year Current Year Consolidated Trade Receivables & Inventory Continued strong asset management in 2008 48 •

425 425 Total, constant exchange 450 575 Total, as reported Flat Flat 450 2008 Prior Forecast Flat Flat 575 2008 Forecast C&F C&CE AG (in millions of dollars) Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Consolidated Trade Receivables & Inventory Forecasted change at 31 October: 2008 vs. 2007 49

(at 30 April – in units as a % of trailing 12 months retail sales) 2007 2008 8% 12% Combines 18% 23% Row-Crop Tractors As reported to the Association of Equipment Manufacturers Deere Dealer Inventories U.S. and Canada 50

April 2008 Retail Sales Western Europe . double digits . double digits Deere & Company Combines Tractors Based on EU Government Reporting of Registrations 51

. double digits First-in-the-Dirt . double digits Settlements Construction & Forestry . double digits Commercial & Consumer Equipment Deere & Company April 2008 Retail Sales U.S. and Canada 52

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Material Costs and Freight Equipment Operations Second Quarter 2008 – Up ~ $60 million vs. Q2 2007 Fiscal Year 2008 – Up $400 - $500 million vs. FY2007 – By division • Agricultural Equipment: ~ $300 million • Commercial & Consumer Equipment: ~ $50 million • Construction & Forestry: ~ $100 million – Previous forecast up ~ $250 million 53 • •

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Research & Development Expense Equipment Operations Second Quarter 2008 – Up ~ 13% vs. Q2 2007 Fiscal Year 2008 Forecast – Up ~ 13% vs. FY2007 • Currency translation ~ 3 points – Previous forecast ~ +12% 54

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Selling, Administrative & General Expense Equipment Operations Second Quarter 2008 – Up ~ 18% vs. Q2 2007 • Includes ~ 13 points related to global growth initiatives (including LESCO) and currency translation Fiscal Year 2008 – Up ~ 15% vs. FY 2007 • Includes ~ 9 points related to global growth initiatives (including LESCO) and currency translation – Previous forecast ~ +11% 55

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Tax Rate Equipment Operations Second Quarter 2008 – Effective tax rate of ~ 35% • ~ 31% in 2Q 2007 Fiscal Year 2008 Forecast – Assumes tax rate of ~ 35% – No change from previous forecast 56

Share Repurchase as Part of Publicly Announced Plans Total $ Amount (in billions) Shares Repurchased* (in millions) FY2008 $0.5 5.8 Q1 $1.0 11.9 Total Q4 Q3 $0.5 6.1 Q2 Total $ Amount (in billions) Shares Repurchased* (in millions) Actual $0.2 5.9 2004 $3.9 93.3 Total $1.5 25.7 2007 $1.3 34.0 2006 $0.9 27.7 2005 Cumulative cost of repurchases since 2004: $4.9 billion 30 April 2008 period ending shares: 430.9 million Balance remaining on 40-million share authorization: 22.9 million * All shares adjusted for two-for-one stock split effective 26 November 2007 57

Deere & Company Forecast as of 14 May 2008 (Previous Forecast as of 13 February 2008) Other Information Fiscal Year 2008 Forecast Equipment Operations – Capital Expenditures • ~ $800 million • Previous forecast ~ $750 million – Depreciation and Amortization • ~ $475 million • Previous forecast ~ $450 million – Pension/OPEB Contributions • ~ $425 million Financial Services – Capital Expenditures – Wind • ~ $375 million • Previous forecast ~ $450 million 58

Appendix 59

Additional Supplemental Information Stock Split – Fiscal Year 2007 As reported and as adjusted to reflect stock split: (shares in millions) 455.0 227.5 $4.00 $8.01 2007 448.1 224.1 $0.94 $1.88 Q4 453.6 226.8 $1.18 $2.37 Q3 458.6 229.3 $1.36 $2.72 Q2 459.7 229.8 $0.52 $1.04 Q1 Proforma Stock Split As Reported Proforma Stock Split As Reported Diluted Average Shares Outstanding Diluted Earnings Per Share 60

Deere’s third quarter 2008 conference call is scheduled for 9:00 a.m. central time on Wednesday, August 13, 2008 61